Exhibit 10.39

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 4, 2024 (this “Amendment”) to that certain Credit Agreement referred to below, is made by and among WINDSTREAM SERVICES, LLC, a Delaware limited liability company (the “Borrower”), WINDSTREAM HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), the other Loan Parties party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), each Revolving Credit Lender party hereto and the 2024 Term Lender (as defined below).

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders and L/C Issuers party thereto entered into that certain Credit Agreement, dated as of September 21, 2020 (as amended by Amendment No. 1 to Credit Agreement, dated November 9, 2020, Amendment No. 2, dated November 23, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time prior to the date hereof, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, the Revolving Credit Lenders party hereto and the 2024 Term Lender party hereto collectively constitute all Lenders, the Required Revolving Credit Lenders and the Required Facility Lenders in respect of the 2024 Term Loans;

WHEREAS, the Borrower has requested that, pursuant to Section 2.14 of the Credit Agreement, the 2024 Term Lender provide Incremental Term Loans, the proceeds of which will be used to repay all Initial Term Loans and 2022 Super Senior Incremental Term Loans outstanding immediately prior to the Amendment No. 3 Effective Date (as defined below) and for other general corporate purposes;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has delivered to the Administrative Agent a written request to borrow Incremental Term Loans (the “2024 Term Loans”) in an aggregate principal amount of $500,000,000 from the person identified on Schedule 2.01(D) of Exhibit B attached hereto (such person, the “2024 Term Lender”; the amount opposite such person’s name on Schedule 2.01(D) of Exhibit B attached hereto, such person’s “2024 Term Commitment”), and such amount is permitted to be incurred pursuant to Section 2.14(a) of the Credit Agreement;

WHEREAS, pursuant to Sections 2.14 and 10.01 of the Credit Agreement, the Refinancing Amendments may be implemented with the consent of the Borrower, the Administrative Agent and the 2024 Term Lender, and each such party has agreed to the terms of this Amendment;

WHEREAS, the Borrower, the 2024 Term Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the proceeds of the 2024 Term Loans together with the proceeds of a contemporaneous issuance of senior secured first lien notes by the Borrower and Windstream Escrow Finance Corp., will be used to repay the Initial Term Loans and the 2022 Super Senior Incremental Term Loans outstanding immediately prior to the Amendment No. 3 Effective Date (collectively, the “Refinancing Transactions” and the amendments to the Credit Agreement to affect the Repricing Transactions, the “Refinancing Amendments”) to pay any related premiums, fees and expenses, including accrued and unpaid interest, if any, with any remaining proceeds used for general corporate purposes, which may include investments in the Borrower’s Network and other capital expenditures;

WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement in contemplation of the Uniti Merger and the Permitted Reorganization (each as defined in the Amended Credit Agreement) (the “Uniti Elective Amendments”);

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Uniti Elective Amendments may be implemented with the consent of the Borrower, the Administrative Agent and Required Lenders, and each such party has agreed to the terms of this Amendment;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. The rules of construction and other interpretive provisions specified in Article 1 of the Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.

Section 2. 2024 Term Loans

(a)            On the Amendment No. 3 Effective Date:

(i)        the 2024 Term Lender shall make an Incremental Term Loan to the Borrower in accordance with the terms of Section 2.14 of the Credit Agreement, the terms hereof and of the Amended Credit Agreement, by delivering immediately available funds to the Administrative Agent in an amount equal to its 2024 Term Commitment;

(ii)        all of the parties hereto agree that the 2024 Term Lender shall be a “Lender” and a “Term Lender” and the 2024 Term Loans shall constitute a “Loan”, an “Incremental Term Loan” and a “Term Loan” for all purposes under the Amended Credit Agreement and the other Loan Documents; and

(iii)       all of the parties hereto agree that the 2024 Term Loans will, upon funding, be a separate Series of Term Loans and will be treated as a new Class of Term Loans and a separate Facility under the Amended Credit Agreement, will have the same terms as the Initial Term Loans except as otherwise set forth in the Amended Credit Agreement.

Section 3.     Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a)            The Credit Agreement shall be amended as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (with text in the Credit Agreement attached as Exhibit A hereto indicated as being (I) deleted or “stricken text” textually in the same manner as the following example: ~~stricken text~~; and (II) new or added textually in the same manner as the following example: underlined text).

(b)            Schedule 2.01 (Commitments) to the Credit Agreement is hereby amended and restated in its entirety in the form set out on Exhibit B hereto. For the avoidance of doubt, the Initial Term Commitments and 2022 Super Senior Incremental Term Commitments on Schedule 2.01, each as set forth on Exhibit B hereto, terminated on the Closing Date and the Amendment No. 2 Effective Date respectively in accordance with the terms of the Credit Agreement.

Section 4. Effect of Amendments; Reaffirmation; Etc. (a)  Except as expressly set forth herein, this Amendment and the amendments to the Credit Agreement effected hereby shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Amended Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended pursuant to this Amendment or any other provision of the Credit Agreement as amended pursuant to this Amendment or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)            Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment No. 3 Effective Date, refer to the Credit Agreement as amended by this Amendment. From and after the Amendment No. 3 Effective Date, each reference to the “Credit Agreement” in each Loan Document shall refer to the Amended Credit Agreement contemplated hereby.

(c)            This Amendment constitutes a Loan Document and an Incremental Facility Amendment.

(d)            By their respective signatures set forth below, each Loan Party hereby ratifies and confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment and the transactions contemplated hereby (including the 2024 Term Loans), each of the Amended Credit Agreement, the Guaranty and Security Agreement and each other Loan Document to which such Loan Party is a party continues in full force and effect (except as expressly modified hereby) and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles and each Loan Party hereby ratifies and confirms each such Loan Document. Each Loan Party hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby.  In addition, each Loan Party ratifies and reaffirms in all respects its guaranty of the Obligations (including the 2024 Term Loans) and the security interests and Liens granted by such Loan Party in and to the Collateral under the terms and conditions of the Collateral Documents to secure the Obligations (including the 2024 Term Loans) and agrees that such guaranty, security interests and Liens remain in full force and effect and are hereby ratified, reaffirmed and confirmed in all respects.

Section 5 Representations and Warranties.      Each of the Borrower and Holdings hereby represents and warrants that as of the Amendment No. 3 Effective Date, after giving effect to this Amendment:

(i)            the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(ii)            no Default or Event of Default shall exist, or would result from any of the transactions contemplated hereby and the borrowing of the 2024 Term Loans or from the application of the proceeds therefrom;

Section 6. Effectiveness. This Amendment shall become effective on the first date (the “Amendment No. 3 Effective Date”) on which each of the following conditions shall have been satisfied:

(a)            The Administrative Agent shall have received executed signature pages hereto from the Borrower, each other Loan Party, Lenders constituting the Required Revolving Credit Lenders, the 2024 Term Lender and the Administrative Agent;

(b)            The Administrative Agent and the 2024 Term Lender shall have received at least three Business Days prior to the Amendment No. 3 Effective Date all documentation and other information about the Loan Parties as has been reasonably requested in writing at least 10 Business Days prior to the Amendment No. 3 Effective Date by the Administrative Agent or the 2024 Term Lender that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(c)            The Administrative Agent shall have received (x) a customary officer’s certificate of each Loan Party with respect to (A) its Organization Documents (which may be in the form of a certification from such Loan Party that there have been no changes from the Organization Documents previously delivered to the Administrative Agent), (B) resolutions and (C) incumbency (which may be in the form of a certification from such Loan Party that there have been no changes from the incumbency previously delivered to the Administrative Agent) and (y) certificates of good standing or status (to the extent that such concepts exist), dated as of a recent date, from the applicable secretary of state (or equivalent authority) of the jurisdiction of organization or formation of each Loan Party (in each case, to the extent applicable);

(d)            The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, dated as of the Amendment No. 3 Effective Date, confirming the satisfaction of the conditions precedent set forth in clause (f) below;

(e)            The Administrative Agent shall have received (i) a legal opinion from Debevoise & Plimpton, LLP, counsel to the Loan Parties, and (ii) a legal opinion from internal counsel of the Borrower, each addressed to the Administrative Agent and the 2024 Term Lender;

(f)            Each of the representations and warranties contained in Section 5 hereof shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date;

(g)         The Administrative Agent shall have received a Committed Loan Notice in respect of the 2024 Term Loans as required by Section 2.02(a) of the Credit Agreement;

(h)            The Arrangers listed in Section 7 hereto shall have received (A) all fees and expenses related to this Amendment payable to them to the extent due (which may be offset against the proceeds of the 2024 Term Loans), and (B) all reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel for the Administrative Agent and the Arrangers) required to be paid or reimbursed in accordance with Section 10.04 of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 3 Effective Date shall have been paid;

(i)          The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of Exhibit N of the Credit Agreement, modified as appropriate to certify as to the Borrower’s solvency as of the Amendment No. 3 Effective Date after giving effect to the incurrence of the 2024 Term Loans; and

(j)            The Borrower shall have delivered to the Administrative Agent a perfection certificate in a form mutually agreeable to the Borrower and the Administrative Agent.

For purposes of determining whether the conditions set forth in this Section 6 have been satisfied, by releasing its signature page hereto, the Administrative Agent and each Lender party hereto shall be deemed to have consented to, approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, the Administrative Agent or such Lender, as the case may be.

Section 7. Titles and Roles.

With respect to the 2024 Term Loans, each of the institutions listed below shall have the titles and roles set forth opposite its name.

Institution	Title(s) and Role(s)
JPMorgan Chase Bank, N.A.	Joint Lead Arranger and Joint Bookrunner

Morgan Stanley Senior Funding, Inc.	Joint Lead Arranger and Joint Bookrunner

Citigroup Global Markets Inc.	Joint Lead Arranger and Joint Bookrunner

Deutsche Bank Securities Inc.	Joint Lead Arranger and Joint Bookrunner

Truist Securities, Inc.	Joint Lead Arranger and Joint Bookrunner

Section 8. Original Issue Discount Legend. THE 2024 TERMS LOANS HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THE 2024 TERMS LOANS MAY BE OBTAINED BY WRITING TO THE BORROWER AT ITS ADDRESS SPECIFIED IN THE AMENDED CREDIT AGREEMENT.

Section 9 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Miscellaneous; Counterparts; Electronic Signatures. The provisions of Sections 10.01, 10.02, 10.04, 10.05, 10.10, 10.11, 10.13, 10.14 and 10.15 shall apply mutatis mutandis to this Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of executed signature pages to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 11.      Master Consent. For only the purpose of Sections 10.07(b)(i)(A) and 10.07(b)(ii)(A) of the Credit Agreement, the Borrower hereby consents to the assignments by JPMorgan Chase Bank, N.A., in its capacity as a Lender under the Credit Agreement, on or before the date that is 60 calendar days from the Amendment No. 3 Effective Date, in a manner otherwise in accordance with the Amended Credit Agreement, of its 2024 Term Loans made by it on the Amendment No. 3 Effective Date solely to the institutions and solely in the amounts previously agreed upon by JPMorgan Chase Bank, N.A. and the Borrower.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

WINDSTREAM SERVICES, LLC, as Borrower

By:	/s/ Kristi Moody
Name: Kristi Moody
Title: Executive Vice President, General Counsel and Chief Compliance Officer

WINDSTREAM HOLDINGS II, LLC, as Holdings

By:	/s/ Kristi Moody
Name: Kristi Moody
Title: Executive Vice President, General Counsel and Chief Compliance Officer

THE GUARANTORS LISTED ON ANNEX I HERETO, as Guarantors

By:	/s/ Kristi Moody
Name: Kristi Moody
Title: Executive Vice President, General Counsel and Chief Compliance Officer

[Signature Page to Amendment No. 3]

Annex I

Guarantors

No.	Entity
1	BOB, LLC
2	Boston Retail Partners LLC
3	Broadview Networks of Virginia, Inc.
4	Buffalo Valley Management Services, Inc.
5	Business Telecom of Virginia, Inc.
6	Cavalier IP TV, LLC
7	Cavalier Telephone, L.L.C.
8	Choice One Communications of Connecticut Inc. (d/b/a One Communications)
9	Choice One Communications of Maine Inc. (d/b/a One Communications)
10	Choice One Communications of Massachusetts Inc. (d/b/a One Communications)
11	Choice One Communications of Ohio Inc. (d/b/a One Communications)
12	Choice One Communications of Rhode Island Inc. (d/b/a One Communications)
13	Choice One Communications of Vermont Inc. (d/b/a One Communications)

No.	Entity
14	Choice One of New Hampshire Inc. (d/b/a One Communications)
15	Cinergy Communications Company of Virginia, LLC (d/b/a One Communications) (f/k/a Cinergy Communications Company of Virginia, Inc.)
16	Conestoga Enterprises, Inc.
17	Conestoga Management Services, Inc.
18	Connecticut Broadband, LLC (d/b/a One Communications)
19	Conversent Communications of Connecticut, LLC
20	Conversent Communications of Maine, LLC
21	Conversent Communications of Massachusetts, Inc.
22	Conversent Communications of New Hampshire, LLC
23	Conversent Communications of Rhode Island, LLC
24	CTC Communications of Virginia, Inc.
25	D&E Communications, LLC
26	D&E Management Services, Inc.
27	Oklahoma Windstream, LLC
28	PaeTec Communications of Virginia, LLC
29	PAETEC iTel, L.L.C.
30	PAETEC, LLC

No.	Entity
31	Talk America of Virginia, LLC
32	Teleview, LLC
33	Texas Windstream, LLC
34	US LEC of Alabama LLC
35	US LEC of Florida LLC
36	US LEC of South Carolina LLC
37	US LEC of Tennessee LLC
38	US LEC of Virginia L.L.C.
39	US Xchange Inc.
40	US Xchange of Illinois, L.L.C.
41	US Xchange of Michigan, L.L.C.
42	US Xchange of Wisconsin, L.L.C.
43	Valor Telecommunications of Texas, LLC
44	Windstream Alabama, LLC
45	Windstream Arkansas, LLC
46	Windstream Cavalier, LLC
47	Windstream Communications Kerrville, LLC
48	Windstream Communications Telecom, LLC
49	Windstream Eagle Services, LLC

No.	Entity
50	Windstream East Texas, LLC
51	Windstream EN-TEL, LLC
52	Windstream Enterprise Holdings, LLC (f/k/a PAETEC Holding, LLC)
53	Windstream Escrow Finance Corp.
54	Windstream Intellectual Property Services, LLC
55	Windstream Iowa Communications, LLC
56	Windstream Iowa-Comm, LLC
57	Windstream KDL-VA, LLC
58	Windstream Kinetic Fiber, LLC
59	Windstream Lakedale Link, LLC
60	Windstream Lakedale, Inc.
61	Windstream Leasing, LLC
62	Windstream Lexcom Entertainment, LLC
63	Windstream Long Distance, LLC
64	Windstream Montezuma, LLC
65	Windstream NorthStar, LLC
66	Windstream NuVox Arkansas, LLC
67	Windstream NuVox Illinois, LLC

No.	Entity
68	Windstream NuVox Indiana, LLC
69	Windstream NuVox Kansas, LLC
70	Windstream NuVox Oklahoma, LLC
71	Windstream Oklahoma, LLC
72	Windstream South Carolina, LLC
73	Windstream Supply, LLC
74	XETA Technologies, Inc.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment No. 3]

[●], as a Revolving Credit Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as a 2024 Term Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

Exhibit A

Amended Credit Agreement

[attached]

Exhibit B

Schedule 2.01 of the Amended Credit Agreement

[attached]